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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): December 29, 2003


               CWMBS, INC., (as depositor under the Trust
               Agreement, dated as of December 26, 2003, providing for the issuance of the CWMBS, INC., Alternative Loan Trust Resecuritization 2003-23T2R, Resecuritization Pass-Through
               Certificates, Series 2003-61R).


                                 CWMBS, INC.
         ------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                   333-103821                   95-4449516
----------------------------     --------------           ---------------------
(State of Other Jurisdiction      (Commission               (I.R.S. Employer
      of Incorporation)           File Number)             Identification No.)




                    4500 Park Granada
                  Calabasas, California                           91302
                -------------------------                     --------------
                  (Address of Principal                         (Zip Code)
                    Executive Offices)


       Registrant's telephone number, including area code (818) 225-3240
                                                          ----- --------


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Item 5.   Other Events.
----      ------------

Filing of Computational Materials
---------------------------------

     In connection with the offering of the Resecuritization Pass-Through Certificates, Series 2003-61R, BEAR, STEARNS & CO. INC. ("Bear"), as the Underwriter of the Underwritten Certificates, has prepared certain materials (the "Bear Computational Materials") for distribution to its potential investors. Although the Company provided Bear with certain information regarding the characteristics of the Deposited Underlying Certificates in the related portfolio, the Company did not participate in the preparation of the Bear Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Bear Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated December 29, 2003.



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*    Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated June 24, 2003 and the prospectus supplement dated December 26, 2003, of CWMBS, Inc., relating to its Resecuritization Pass-Through Certificates, Series 2003-61R.


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Item 7.   Financial Statements, Pro Forma Financial
          -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

  99.1    Bear Computational Materials filed on Form SE dated December 29, 2003


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                                   Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CWMBS, INC.




                                                  By: /s/ Darren Bigby
                                                      --------------------
                                                  Darren Bigby
                                                  Vice President



Dated:  December 29, 2003


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                                 Exhibit Index
                                 -------------

Exhibit                                                                   Page
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99.1    Bear Computational Materials filed on Form SE dated
        December 29, 2003.                                                   6


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                                 EXHIBIT 99.1
                                 ------------

    Bear Computational Materials filed on Form SE dated December 29, 2003.


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